                                                                  EXHIBIT (P)(V)

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that Anne M. Goggin, whose signature appears below, constitutes and appoints Thomas G. Sorell, Frank L. Pepe, Joseph
A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for each of THE PARK AVENUE PORTFOLIO, THE GUARDIAN VARIABLE CONTRACT FUNDS, INC., GIAC FUNDS, INC., THE GUARDIAN BOND FUND, INC. and THE GUARDIAN CASH FUND, INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.




                                                /s/ Anne M. Goggin
                                        -----------------------------------
                                                  Anne M. Goggin




Dated:  November 3, 2005

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that Dennis J. Manning, whose signature appears below, constitutes and appoints Thomas G. Sorell, Frank L. Pepe, Joseph
A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for each of THE PARK AVENUE PORTFOLIO, THE GUARDIAN VARIABLE CONTRACT FUNDS, INC., GIAC FUNDS, INC., THE GUARDIAN BOND FUND, INC. and THE GUARDIAN CASH FUND, INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.



                                                /s/ Dennis J. Manning
                                        -----------------------------------
                                                  Dennis J. Manning




Dated:  November 3, 2005

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that Kathleen C. Cuocolo, whose signature appears below, constitutes and appoints Thomas G. Sorell, Frank L. Pepe, Joseph A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for each of THE PARK AVENUE PORTFOLIO, THE GUARDIAN VARIABLE CONTRACT FUNDS, INC., GIAC FUNDS, INC., THE GUARDIAN BOND FUND, INC. and THE GUARDIAN CASH FUND, INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.




                                               /s/ Kathleen C. Cuocolo
                                        -----------------------------------
                                                 Kathleen C. Cuocolo




Dated:  November 3, 2005

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that Steven J. Paggioli, whose signature appears below, constitutes and appoints Thomas G. Sorell, Frank L. Pepe, Joseph
A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for each of THE PARK AVENUE PORTFOLIO, THE GUARDIAN VARIABLE CONTRACT FUNDS, INC., GIAC FUNDS, INC., THE GUARDIAN BOND FUND, INC. and THE GUARDIAN CASH FUND, INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.




                                            /s/ Steven J. Paggioli
                                     -----------------------------------
                                             Steven J. Paggioli




Dated:  November 3, 2005